UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Gateway Center Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(201) 420-2796

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On November 7, 2005, Wilshire Enterprises, Inc. (the “Company”) issued a press release announcing its plans to engage an investment bank to assist management in evaluating alternatives to maximize shareholder value and responding to a letter from Mercury Real Estate Advisors, a stockholder of the Company. The press release is set forth in Exhibit 99.1 annexed hereto.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is included with this report:

Exhibit Number	Description

99.1	Press release, dated November 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 7, 2005	WILSHIRE ENTERPRISES, INC.
(Registrant)

	By:	/s/ S. Wilzig Izak

S. Wilzig Izak Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release.